Exhibit 99.1

Choice Hotels International Announces Executive Appointments and Organizational Structure Evolution

Moves Position Company for Future Growth Following Radisson Americas Integration

ROCKVILLE, Md., August 30, 2023 — Choice Hotels International, Inc. (NYSE: CHH) today announced key executive appointments that position the company for continued future growth following its acquisition of Radisson Hotels Americas and the successful integration of its nine brands onto Choice’s world-class central reservation system.

“Choice has always been a growth company, and that growth is now accelerating,” said Choice Hotels International President and CEO Patrick Pacious. “We are a stronger company than we were just a year ago. Choice’s increased scope and the breadth of our portfolio give us new avenues for growth and an opportunity to expand and improve the services we provide to our franchisees, our guests, and our travel partners.”

Choice has a robust portfolio of brands that range from full-service upper upscale to midscale, extended stay, and economy. As part of an evolution to a more flexible and agile organizational structure, Dominic Dragisich, who joined the company as Chief Financial Officer in 2017, will be promoted to Executive Vice President, Operations and Chief Global Brand Officer. Mr. Dragisich will oversee all of Choice’s brand segments, brand development, segment services, and corporate development. During his tenure as CFO, Mr. Dragisich successfully enhanced and streamlined the company’s budgeting, forecasting and capital allocation processes and led several major initiatives to support the company’s continued growth. Recently, he was instrumental in the acquisition of the Radisson Americas business and will continue to lead corporate development efforts. “Dominic is a talented leader who excelled as CFO and has a deep understanding of the operational drivers of our business,” said Mr. Pacious. “I’m confident he will help drive our growth and performance to the next level in this important new role.”

Scott Oaksmith will be promoted from Senior Vice President and Deputy Chief Financial Officer to Chief Financial Officer. In this role, he will lead Choice’s overall financial strategy and corporate growth initiatives to drive ongoing expansion across major markets and maximize shareholder value. A more than 20-year veteran with Choice, Mr. Oaksmith has worked closely with key stakeholders to identify opportunities to grow the company’s core business and adjacent lines of business, streamlined financial operations, enhanced capital allocation strategies, and utilized advanced analytics to drive strategic and operating decisions in support of the company’s goals. “Scott has been an integral part of Choice’s success for over two decades,” said Mr. Pacious. “He is the ideal person to lead our financial strategy during this crucial time for the company and well into the future.”

Raul Ramirez will be promoted from Chief Strategy and International Operations Officer to Chief Segment and International Operations Officer with responsibility for Choice’s upscale, extended stay and core midscale and economy brands as well as the International Division. Since he joined Choice in 2017, Mr. Ramirez has led the integration of the Radisson Americas brands and WoodSpring Suites, launched an enterprise strategic planning process to help define and support long-term business and financial goals, and spearheaded the transformation and expansion of the company’s International Division. “Raul is a transformational leader who has his finger on the pulse of our franchisees,” said Mr. Pacious. “I can’t think of a better, more qualified individual for this role as we work to grow our brands and expand our international footprint.”

Anna Scozzafava will be promoted from Senior Vice President and General Manager, Extended Stay Brands to Chief Strategy Officer and Senior Vice President, Technology, overseeing Choice’s corporate strategy, business analytics and technology functions. Ms. Scozzafava has been with the company since 2012 and, most recently, drove the growth and expansion of Choice’s extended stay portfolio, helping to establish the company as a clear leader in the fast-growing, high-performing segment. She will continue to lead the segment through a transition period. “Anna’s leadership is a big part of the reason Choice is a leader in extended stay,” said Mr. Pacious. “I’m excited to now have her lead the development of strategies to propel the entire company forward.”

About Choice Hotels®

Choice Hotels International, Inc. (NYSE: CHH) is one of the largest lodging franchisors in the world. The challenger in the upscale segment and a leader in midscale and extended stay, Choice® has nearly 7,500 hotels, representing almost 630,000 rooms, in 46 countries and territories. A diverse portfolio of 22 brands that range from full-service upper upscale properties to midscale, extended stay and economy enables Choice® to meet travelers’ needs in more places and for more occasions while driving more value for franchise owners and shareholders. The award-winning Choice Privileges® loyalty program and co-brand credit card options provide members with a fast and easy way to earn reward nights and personalized perks. For more information, visit www.choicehotels.com.

Forward-Looking Statements

Certain matters discussed in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “expect,” “believe,” “anticipate,” “will,” “forecast,” “plan,” “project,” or similar words of futurity. All statements other than historical facts are forward-looking statements. These forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which, in turn, are based on information currently available to management. Such statements may relate to projections of the company’s growth, performance and revenue and other financial, strategic and operational measures, including the company’s liquidity, organizational structure, corporate initiatives and services, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.

Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions, including access to liquidity and capital; the company’s ability to successfully integrate Radisson Hotels Americas’ employees and operations; the ability to realize the anticipated benefits and synergies of the acquisition of Radisson Hotels Americas as rapidly or to the extent anticipated; changes in consumer demand and confidence; impairments or declines in the value of the company’s assets; operating risks common in the travel, lodging or franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; our ability to keep pace with improvements in technology utilized for marketing and reservations systems and other operating systems; our ability to grow our franchise system; exposure to risks related to our hotel development, financing and ownership activities; exposures to risks associated with our investments in new businesses; fluctuations in the supply and demand for hotel rooms; our ability to realize anticipated benefits from acquired businesses; impairments or losses relating to acquired businesses; the level of acceptance of alternative growth strategies we may implement; the impact of inflation; and our ability to effectively manage our indebtedness, and secure our indebtedness, including additional indebtedness incurred as a result of the acquisition of Radisson Hotels Americas. These and other risk factors are discussed in detail in the company’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and, as applicable, our Quarter Reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

© 2023 Choice Hotels International, Inc. All Rights Reserved

For further information: Moe Rama, Tel: 301-592-6136; Amanda Allen, Tel: 301-592-6318; Email: MediaRelations@choicehotels.com